SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 23, 2003

AVANIR PHARMACEUTICALS

(Exact Name of Registrant as Specified in Charter)

California	001-15803	33-0314804

(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11388 Sorrento Valley Road, Suite 200, San Diego, California	92121

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 622-5200

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.
Item 7.Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 4.1
EXHIBIT 4.2
EXHIBIT 99.1

Item 5. Other Events.

     On July 23, 2003, Avanir Pharmaceuticals sold and issued 6,392,832 shares of Class A Common Stock and Class A Common Stock Warrants to purchase an aggregate of up to 1,278,566 shares of the Company’s Class A Common Stock at an exercise price of $2.23 per share to several accredited investors for a total of $10,025,320 (the “Financing”). The Financing was made pursuant to the terms of a Securities Purchase Agreement, a copy of which is attached to this report as Exhibit 4.1 and incorporated herein by reference. The form of warrant issued in the Financing is attached hereto as Exhibit 4.2 and incorporated herein by reference.

     On July 23, 2003, the Company issued a press release regarding the Financing which is attached to this report as Exhibit 99.1.

Item 7. Exhibits.

     The following exhibits are furnished with this report.

Exhibit No.	Description

4.1	Form of Securities Purchase Agreement, dated as of July 21, 2003

4.2	Form of Class A Common Stock Warrant

99.1	Press Release, dated July 23, 2003

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 25, 2003

AVANIR PHARMACEUTICALS

By:	/s/ Gregory P. Hanson

Gregory P. Hanson Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Securities Purchase Agreement, dated as of July 21, 2003

4.2	Form of Class A Common Stock Warrant

99.1	Press Release, dated July 23, 2003